EXHIBIT 10.12

                                 TPI ENTERPRISES, INC.

                           1995 EMPLOYEE STOCK PURCHASE PLAN

                         1.  Purpose.  The purpose of the 1995 Employee

               Stock Purchase Plan (the "Plan") is to provide employees

               of TPI Enterprises, Inc. (the "Company") and its Subsid-

               iary Companies (as hereinafter defined in Section 14)

               with added incentive to continue in the employment of

               such companies and to encourage increased efforts to

               promote the best interests of such companies by permit-

               ting eligible employees to purchase shares of common

               stock of the Company, par value $.01 per share (the

               "Common Stock"), at prices less than the then current

               market price thereof.  The Plan is intended to qualify as

               an "employee stock purchase plan" under Section 423 of

               the Internal Revenue Code of 1986, as amended (the

               "Code").  The Plan is intended to be a successor to the

               Company's 1989 Employee Stock Purchase Plan, as amended

               (the "1989 Plan").  The Company and its Subsidiary Compa-

               nies are sometimes hereinafter called collectively the

               "Participating Companies."

                         2.  Eligibility.  Participation under the Plan

               shall be open to all active employees of the Partici-

               pating Companies who are at least 18 years of age except

               (a) employees who have not been continuously employed by


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               the Participating Companies (and certain predecessor

               employers as determined by the Compensation Committee (as

               defined hereafter)) for at least six months; (b) employ-

               ees whose customary employment by the Participating

               Companies is 20 hours or less per week; (c) employees

               whose customary employment by the Participating Companies

               is for not more than five months in any calendar year;

               and (d) directors of TPI Enterprises, Inc.  Employees of

               the Participating Companies who are eligible to partici-

               pate in the Plan pursuant to this Section shall be re-

               ferred to as "Eligible Employees."  No right to purchase

               Common Stock shall accrue under the Plan in favor of any

               person who is not an Eligible Employee, and no Eligible

               Employee shall acquire such right to purchase (i) if,

               immediately after receiving such right, such employee

               would own 5% or more of the total combined voting power

               or value of all classes of stock of the Company or any

               subsidiary corporation (as defined in Section 424(f) of

               the Code) thereof, taking into account in determining

               stock ownership any stock attributable to such employee

               under Section 424(d) of the Code; or (ii) if such right

               would permit such employee's rights to purchase stock

               under all employee stock purchase plans from time to time

               in effect of the Company and its subsidiary

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               corporations (as defined in Section 424(f) of the Code)

               to accrue at a rate which exceeds $25,000 of fair market

               value of such stock for each calendar year, all deter-

               mined in the manner provided by Section 423(b)(8) of the

               Code.  For purposes of the Plan, "Compensation Committee"

               is a committee designated by the Company's Board of

               Directors (the "Board"), which committee members are not

               eligible to participate in the Plan (hereinafter some-

               times referred to as the "Committee").

                         3.  Effective Date of Plan; Purchase Periods.

               The Plan shall become effective on April 17, 1995, sub-

               ject to shareholders' approval as set forth in Section 8

               of the Plan ("Effective Date").  The first purchase

               period (the "Initial Purchase Period") under the Plan

               shall commence on the Effective Date.  The term "Purchase

               Period" shall have such meaning as may be determined by

               the Compensation Committee from time to time.  Without

               further action by the Compensation Committee, "Purchase

               Period" shall mean each of the consecutive thirteen four-

               week periods beginning with the Initial Purchase Period

               commencing on April 17, 1995.  In certain years, the

               final Purchase Period in a calendar year may be five

               weeks long.



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                         4.  Basis of Participation.  (a)  Each Eligible

               Employee shall be entitled to enroll in the Plan as of

               the first day of the Purchase Period following the month

               in which such employee shall first become an Eligible Em-

               ployee.  If such employee shall not enroll in the Plan as

               of such day, he shall be entitled to enroll in the Plan

               as of the first day of any subsequent Purchase Period.

               Notwithstanding the foregoing, each Eligible Employee who

               was a participant in the 1989 Plan as of April 16, 1995

               shall automatically be enrolled in the Plan as of its

               Effective Date, and such Participant's most recent valid

               payroll deduction authorization card under the 1989 Plan

               shall be deemed to be a valid Authorization (as defined

               below) under the Plan.  Any such participant, however,

               may elect not to enroll in the Plan, or may file a re-

               vised Authorization, as described below.

                          To enroll in the Plan, an Eligible Employee

               shall execute and deliver a payroll deduction authoriza-

               tion card (the "Authorization") which shall become effec-

               tive on the first day of the first Purchase Period which

               begins on or after the date which is ten days after the

               date on which such Authorization, if properly executed,

               is received by the Plan Trustees.  Each Authorization

               from an Eligible Employee shall direct that deductions be

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               made by the Participating Company that is the employer of

               such Eligible Employee for each payroll period ending

               during the period while such employee is a participant in

               the Plan.  The amount of each payroll deduction specified

               in an Authorization for each such payroll period shall be

               a whole percentage amount not to exceed 10% of the par-

               ticipant's compensation (before withholding or other

               deductions) from time to time paid to such participant by

               the Participating Company that is his employer for such

               payroll period.  For purposes of this Plan, "compensa-

               tion" shall mean gross salary or wages (including over-

               time, tips and gratuities, but exclusive of incentive

               bonuses, and certain other fringe benefits as may be

               determined from time to time by the Compensation Commit-

               tee).

                         (b)  Payroll deductions shall be made for each

               participant in accordance with such participant's Autho-

               rization until the participant's participation in the

               Plan terminates, his Authorization is revised or the Plan

               terminates, all as hereinafter provided.

                         (c)  A participant may change the amount of his

               payroll deductions as of the first day of any Purchase

               Period while the Plan is in effect.  No other changes by

               a participant in the amount of his payroll deduction

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               shall be permitted except that a participant may elect to

               terminate his participation in the Plan as hereinafter

               provided.  All such permitted changes shall be effected

               by filing a new Authorization with the Plan Trustees.

               Such amendment by a participant shall become effective on

               the first day of the first Purchase Period which begins

               on or after the date which is ten days after the date on

               which such authorization, if properly executed, is re-

               ceived by the Plan Trustees.

                         (d)  The following shall be accumulated during

               each Purchase Period, recorded by the Company for each

               Purchase Period, and used by the Company for general

               corporate purposes:  (i) payroll deductions authorized

               pursuant to paragraphs (a), (b), or (c) of this Section 4

               (with respect to each participant, the "Plan Deduc-

               tions"); and (ii) cash dividends paid with respect to

               those shares of Common Stock purchased pursuant to the

               terms of this Plan for which the participants owning such

               shares have not requested certificates.  Within ten days

               after the last day of each Purchase Period, the aggregate

               amount so recorded for such Purchase Period for each

               participant shall be applied to the purchase, for the

               trust account established under this Plan for such par-

               ticipant (the "Trust Account," and collectively, the

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               "Trust Accounts"), of the number of whole shares of

               Common Stock determined by dividing (x) such amount by

               (y) the Purchase Price (as hereinafter defined) for such

               Purchase Period; provided, however, that in no event will
                                --------  -------

               the number of shares of Common Stock purchased for a

               participant's Trust Account for any Purchase Period

               exceed an amount determined under the following formula:

               2 X (A/B), where A equals the Plan Deductions for and

               Recorded Amounts (as hereinafter defined) to be applied

               in such Purchase Period, and B equals the product of 0.85

               and the fair market value of a share of Common Stock on

               the first day of such Purchase Period.  Any cash balance

               remaining after the purchase of whole shares for the

               Trust Account of a participant for a Purchase Period, any

               Plan Deductions that accrue after the last payroll date

               of a Purchase Period, and any additional payments sent by

               the participant to the Company pursuant to paragraph (e)

               of this Section 4 that are not timely received with

               respect to such Purchase Period (such cash balances, Plan

               Deductions and additional payments are referred to col-

               lectively as "Recorded Amounts") shall be retained, used

               and recorded by the Company in the same manner as de-

               scribed in the first sentence of this paragraph (d) and

               shall be applied to the purchase of shares of Common

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               Stock for the Trust Account of such participant at the

               end of the next succeeding Purchase Period unless the

               participant withdraws from the Plan, or the Plan termi-

               nates, prior to such date.  In the event of such a with-

               drawal or termination, such amount shall be paid in cash

               to the participant within three weeks of the occurrence

               of such event.

                         Notwithstanding the foregoing, as of the Effec-

               tive Date, the Trust Accounts shall also include all

               amounts and all shares of Common Stock that have been

               transferred from the 1989 Plan pursuant to the terms of

               the 1989 Plan.

                         (e)  Since the amount of a payroll check from a

               Participating Company to a participant may not reflect

               the amount of tips and gratuities received by the partic-

               ipant, the amount of a payroll check may at times be

               insufficient to fund all of the payroll deductions that a

               participant has authorized pursuant to the Plan or other-

               wise for such payroll period.  In such event, funds

               available for deduction will be allocated according to

               the following priorities:

                              (i)  Statutorily required payroll deduc-

                    tions, including withholdings for federal income

                    tax, any state and local taxes and FICA.

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                              (ii)  Except for deductions stipulated

                    below, all other deductions presently withheld by

                    the Participating Company, including deductions for

                    the cost of a participant's uniforms, bad checks,

                    shortages, garnishments, advances, charitable con-

                    tributions, and insurance.

                              (iii)  Plan Deductions.

                              (iv)  Christmas Club.

                         If, after deductions for items with higher

               priorities, the funds remaining are inadequate to fund

               the full amount of the Plan Deductions, the participant

               shall have the option of paying into the Plan an addi-

               tional amount equal to the difference between (x) his

               Plan Deductions for such payroll period and (y) the

               amount of funds available after deduction for items with

               higher priorities than that of the Plan.  If a partici-

               pant chooses to pay an additional amount into the Plan,

               such additional amount must be paid by check payable to

               the Company, and must be sent to the Company at the ad-

               dress of its principal executive offices.  Such check

               must be received by the Company at least ten days before

               the end of the Purchase Period in which the participant

               expects such amount to be invested in shares of Common

               Stock.  Any such payment shall be applied under the Plan

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               in the same manner as a Plan Deduction.  Any such payment

               will be returned to a participant only if a written

               request is received by the Plan Trustees at least 48

               hours before such payment is invested.

                         5.  Purchase Price.  The purchase price (the

               "Purchase Price") per share of Common Stock hereunder for

               any Purchase Period shall be 85% of the lesser of the

               fair market value of a share of Common Stock on the first

               business day or the last business day of such Purchase

               Period; provided that if such percentage results in a

               fraction of one cent, the Purchase Price shall be in-

               creased to the next higher full cent.  The fair market

               value of a share of Common Stock on the applicable valua-

               tion date of a Purchase Period shall be deemed to be the

               closing selling price of the Common Stock on NASDAQ or on

               the exchange on which such Common Stock is listed on such

               day, or if there shall be no such sale of the Common

               Stock on such day, then on the next preceding day on

               which there shall have been such a sale.  In no event,

               however, shall the Purchase Price be less than the par

               value of the Common Stock.

                         6.  Issuance of Shares.  Common Stock issued

               under the Plan will be held by the Plan Trustees in

               trust, in uncertificated form or otherwise as the Compen-

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               sation Committee may determine from time to time, (i) in

               the name of the participant, or (ii) if his Authorization

               so specifies, in the name of the participant and another

               person of legal age as joint tenants with rights of

               survivor ship, unless prohibited by any provision of

               applicable law.  A participant may make a written request

               to the Company for the issuance of certificates for his

               whole shares at any time, but the Company shall not be

               required to issue any certificates to such participant

               sooner than three weeks after receipt of such request.

                         The balance of a participant's accumulated Plan

               Deductions for a Purchase Period shall be debited in the

               amount of $3.00 for each request that certificates be

               issued that is received during such Purchase Period from

               such participant.

                         No interest shall at any time accrue with

               respect to any Plan Deduction or Recorded Amount.  After

               the close of every fiscal quarter of the Company (or more

               often, in the sole discretion of the Compensation Commit-

               tee) a report will be made to each participant, stating

               the number of shares of Common Stock purchased, the date

               of purchase, the applicable Purchase Prices, the fair

               market value of the Common Stock on which such Purchase

               Prices were based, the total dollar amount of the pur-

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               chases and the total number of shares which are then held

               in the Trust Account of such participant.

                         7.  Termination of Participation.  A partici-

               pant may at any time elect to terminate his participation

               in the Plan, except that no such termination shall be

               effective as to any Purchase Period unless such election

               is received in writing by the Participating Company that

               is the employer of such participant at least five days

               prior to the last day of such Purchase Period.  If such

               election to terminate is received prior to the last day

               of such Purchase Period, but is not received at least

               five days prior thereto, the Plan Deductions of the

               participant making such election shall be stopped as of

               the earliest practicable date (the "Deduction Termination

               Date") following receipt of such election.  Accumulated

               Plan Deductions and Recorded Amounts for the portion of

               such Purchase Period prior to the Deduction Termination

               Date will be applied to the purchase of Common Stock in

               keeping with the terms of the Plan.

                         If a participant's payroll deductions are

               interrupted by any legal process, an election to termi-

               nate will be considered as having been received from him

               on the day such interruption occurs.



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                         No distribution of certificates (or Recorded

               Amounts, if any) shall be made to any participant who

               terminates his or her participation in the Plan unless

               such participant so requests the Company in writing.  A

               participant may not at any time request payment to him of

               all or any part of any such Recorded Amount without

               thereby terminating his participation in the Plan.

               Certificates for the shares of Common Stock held for the

               benefit of such participant by the Plan Trustees will

               remain in such participant's Trust Account, and any such

               Recorded Amounts will be held by the Company, unless

               otherwise requested by such participant.

                         A participant who has withdrawn from the Plan

               may rejoin the Plan, provided that such participant (a)

               remains an Eligible Employee at the time he rejoins the

               Plan, and (b) executes and delivers a new Authorization.

               Such new Authorization will not become effective with

               respect to such participant until the first day of the

               first Purchase Period which begins after three complete

               calendar months have elapsed following the date on which

               the most recent withdrawal from the Plan by such partici-

               pant became effective.

                         In the event of the death of any participant,

               the termination of his employment with any of the Partic-

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               ipating Companies for any reason (unless he remains or

               immediately becomes employed by another Participating

               Company), or any other cessation of his eligibility to

               participate in the Plan, his participation in the Plan

               shall immediately terminate, and all Plan Deductions and

               other Recorded Amounts not used to purchase Common Stock

               as of the date of such termination, together with a

               certificate for the whole shares of Common Stock held for

               his benefit by the Plan Trustees, shall be returned to

               him or his legal representatives within three weeks upon

               his written request or the written request of such repre-

               sentatives to the Company.  If no such request is re-

               ceived by the Company within one year of the date on

               which the participation of such participant in the Plan

               terminates, the Company or the trustees shall send a

               notice to the last known address of such participant.

               Unless the Company or the Trustees becomes aware, subse-

               quent to the date on which such notice is sent (the

               "Notice Date"), of a change in the address of such par-

               ticipant, such Plan Deductions, Recorded Amounts, and

               certificate shall be sent to such participant's last

               known address within 60 days after the Notice Date.

                         8.  Termination or Amendment of the Plan.  The

               Company, by action of the Board, may terminate the Plan

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               as of the beginning of any Purchase Period.  Notice of

               termination shall be given to all participants, but any

               failure to give such notice shall not impair the effec-

               tiveness of the termination.

                         Without any action being required, the Plan

               will terminate in any event if it does not receive the

               approval of the shareholders of the Company, in a manner

               described in Section 423(b)(2) of the Code and regula-

               tions thereunder, within 12 months before or after the

               Plan is adopted by the Board.  If such approval is not

               received, certificates for all shares of Common Stock

               held in the Trust Accounts of the participants, and all

               Recorded Amounts with respect to such participants, shall

               be distributed to such participants in accordance with

               such Trust Accounts and records as soon as practicable

               after such failure to receive shareholder approval.

               Without any action being required, the Plan will termi-

               nate upon the expiration of 10 years from the Effective

               Date, or at any earlier time if the maximum number of

               shares of Common Stock to be sold under the Plan (as

               hereinafter provided in Section 12) has been purchased,

               but such termination shall not impair any rights which

               under the Plan shall have vested on or prior to the date

               of such termination.  If at any time the number of shares

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               of Common Stock remaining available for purchase under

               the Plan is not sufficient to satisfy all then outstand-

               ing purchase rights, the Board or the Committee may

               determine an equitable basis of apportioning available

               shares among all participants.

                         The Board may amend the Plan from time to time

               in any respect in order to meet changes in legal require-

               ments or for any other reason; provided, however, that no

               such amendment shall (a) materially adversely affect any

               purchase rights outstanding under the Plan during the

               Purchase Period in which such amendment is to be effect-

               ed, (b) increase the maximum number of shares of Common

               Stock which may be purchased under the Plan (except as

               provided in Section 12 hereof), or (c) decrease the

               Purchase Price of the Common Stock for any purchase

               period below 85% of the fair market value of the Common

               stock on the applicable valuation date of such period.

                         Upon termination of the Plan, a refund of all

               Recorded Amounts as of such date of termination, as well

               as certificates for the whole shares of Common Stock then

               held by the Plan Trustees for the benefit of partici-

               pants, shall be delivered to participants as soon as

               practicable after such date of termination.



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                         9.  Non-Transferability.  Rights acquired under

               the Plan are not transferable and may be exercised only

               by a participant.

                         10.  Shareholders' Rights.  No Eligible Employee

               or participant shall by reason of the Plan have any

               rights of a shareholder of the Company until and to the

               extent he shall acquire shares of Common Stock (whether

               or not certificated) as herein provided.

                         11.  Administration of the Plan.  The Plan

               shall be administered by the Compensation Committee so as

               to ensure that all participants have the same rights and

               privileges as are provided by Section 423(b)(5) of the

               Code.

                         Members of the Compensation Committee may be

               appointed from time to time by the Board and shall be

               subject to removal by the Board.  The decision of a

               majority in number of the members of the Committee in

               office at the time shall be deemed to be the decision of

               the Committee.

                         The Board or the Committee, from time to time,

               may approve the forms of any documents or writings pro-

               vided for in the Plan, may adopt, amend and rescind rules

               and regulations not inconsistent with the Plan for carry-

               ing out the Plan and may construe the Plan.  The Board or

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               the Committee may delegate responsibility for maintaining

               all or a portion of the records pertaining to partici-

               pants' accounts to persons not affiliated with the Par-

               ticipating Companies.  All expenses of administering the

               Plan shall be paid by the Participating Companies.  The

               interpretation and construction by the Committee of any

               provisions of the Plan shall be final.  The Committee may

               from time to time adopt such rules and regulations for

               carrying out the Plan as it may deem best.  No member of

               the Committee shall be liable for any action, omission or

               determination relating to the Plan, if such liability

               would be inconsistent with the provisions of the Certifi-

               cate of Incorporation or By-Laws of the Company.  The

               Company shall indemnify and hold harmless each member of

               the Committee, and each other director or employee of the

               Company to whom any duty or power relating to the admin-

               istration or interpretation of the Plan has been delegat-

               ed, against any cost, expense (including reasonable

               attorneys' fees) or liability arising out of any action,

               omission or determination relating to the Plan, to the

               fullest extent permitted by the Certificate of Incorpora-

               tion and By-Laws of the Company, and by New Jersey law.

                         12.  Changes in Capital; Dividends.  The maxi-

               mum number of shares of Common Stock may be purchased

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               under the Plan is 1,000,000, subject, however, to adjust-

               ment as hereinafter set forth.  Common Stock sold hereun-

               der may be treasury shares, authorized and unissued

               shares or a combination thereof.  If at any time the

               numbers of shares remaining available for purchase under

               the Plan is not sufficient to satisfy all then outstand-

               ing purchase rights, the available shares will be appor-

               tioned among all participants on an equitable basis.

                         If the Common Stock subject to the Plan shall

               at any time be changed or exchanged by declaration of a

               stock dividend, stock split, combination of shares,

               recapitalization, merger, consolidation or other corpo-

               rate reorganization in which the Company is the surviving

               corporation, the number and kind of shares subject to

               this Plan and the prices shall be appropriately and

               equitably adjusted so as to maintain the prices thereof.

               In the event of a dissolution or liquidation of the

               Company or a merger, consolidation, sale of all or sub-

               stantially all of its assets, or other corporate reorga-

               nization in which the Company is not the surviving corpo-

               ration but the holders of Common Stock receive securities

               of another corporation, any outstanding options hereunder

               shall not in any way prevent any transaction described



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               herein and no holder of an option shall have the right to

               prevent such transaction.

                         Any cash dividends paid upon Common Stock

               (whether or not uncertificated) held by the Plan Trustees

               pursuant to the Plan shall be treated as described in

               paragraph (d) of Section 4 herein.  Any cash dividends

               paid upon shares of Common Stock that have been issued

               pursuant to the Plan and for which certificates have been

               issued to the participant will not be automatically

               invested in shares of Common Stock but will be paid

               directly to the participant.

                         Similarly, in the case of stock dividends or

               stock splits upon shares of Common Stock that have been

               issued pursuant to the Plan and for which certificates

               have been issued to the participant, certificates repre-

               senting such stock dividends or stock splits will be sent

               directly to the participant.  In the case of stock divi-

               dends or stock splits upon shares of Common Stock (wheth-

               er or not uncertificated) held by the Plan Trustees, the

               number of shares in the participant's Trust Account will

               be increased appropriately.

                         13.  Application of Funds.  The proceeds re-

               ceived by the Company from the issuance of Common Stock



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               pursuant to the Plan will be used for general corporate

               purposes.

                         14.  Miscellaneous.  Except as otherwise ex-

               pressly provided herein, any Authorization, election,

               notice or document under the Plan from any Eligible

               Employee or participant shall be delivered to his employ-

               er corporation and, subject to any limitation specified

               in the Plan, shall be effective when so delivered.

                         The term "Subsidiary Companies" shall mean TPI

               Restaurants, Inc., and such other subsidiary corporations

               (within the meaning of Section 424(f) of the Code) of

               which the Company is a common parent as the Board of

               Directors of the Company shall determine from time to

               time.

                         The masculine pronoun shall include the feminine.


                         The Plan, and the Company's obligation to sell

               and deliver shares of Common Stock hereunder, shall be

               subject to all applicable federal, state and foreign

               laws, rules and regulations, and to such approval by any

               regulatory or governmental agency as may, in the opinion

               of counsel for the Company, be required.





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